CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Transition Report on Form 10-K for the transition period ended December 31, 2014 (the “Report”) of MSB Financial Corp. (the “Corporation”) as filed with the Securities and Exchange Commission on the date hereof, we, Michael A. Shriner, President and Chief Executive Officer, and Robert G. Russell, Jr., Senior Vice President and Acting Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Michael A. Shriner	/s/ Robert G. Russell, Jr.
Michael A. Shriner	Robert G. Russell, Jr.
President and CEO	Senior Vice President and Acting CFO

March 3, 2015	March 3, 2015